UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2011

MCG Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA		22209
(Address of Principal Executive Offices)		(Zip Code)

(703) 247-7500

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 1, 2011, MCG Capital Corporation, a Delaware corporation (the “Company”), held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 64,957,175 shares of the Company’s common stock, out of a total number of 77,064,693 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The following matters were submitted at the Annual Meeting to the Company’s stockholders for consideration:

1.	The election of three Class I directors who will serve for three years, or until their successors are elected and qualified;

2.	The ratification of the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

3.	An advisory vote on the compensation of the Company’s named executive officers; and

4.	An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

Wallace B. Millner, III, Richard W. Neu and B. Hagen Saville were elected to serve as Class I Directors until the 2014 annual meeting of stockholders, or until their successors are elected and qualified; the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011 was ratified; a non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved; and the Company’s stockholders recommended, in a non-binding, advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every year.

The detailed final voting results of the shares voted with regard to each of these matters are as follows:

1.	Election of Class I directors:

	For	Withheld	Broker Non-Votes
Wallace B. Millner, III	45,535,700	1,228,051	18,193,424
Richard W. Neu	45,691,684	1,072,067	18,193,424
B. Hagen Saville	45,626,556	1,137,195	18,193,424

Continuing directors whose terms did not expire at the Annual Meeting were as follows: A. Hugh Ewing, III, Kenneth J. O’Keefe and Gavin Saitowitz are currently serving as Class II directors, whose terms expire in 2012, and Steven F. Tunney, Sr. and Kim D. Kelly are currently serving as Class III directors, whose terms expire in 2013.

2.	Ratification of the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	Against	Abstain
64,480,430	304,965	171,780

3.	Advisory vote on the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
44,474,038	1,818,127	471,586	18,193,424

4.	Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
40,833,789	378,161	5,054,998	496,803	18,193,424

After taking into consideration the foregoing voting results and prior recommendation of the Company’s Board of Directors in favor of an annual advisory stockholder vote on the compensation of the Company’s named executive officers, the Company’s Board of Directors intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

*****

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION

Date: June 2, 2011	By:	/s/ Stephen J. Bacica
Stephen J. Bacica
Chief Financial Officer